Exhibit 10.7

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 31, 2014 (this “Amendment”) is by and among Zoe’s Kitchen USA, LLC, a Delaware limited liability company (the “Borrower”), the other Persons party to the Credit Agreement described below as Credit Parties which are also party hereto, the various institutions party hereto as Lenders and General Electric Capital Corporation, a Delaware corporation, as Agent.

WITNESSETH:

WHEREAS, the Borrower, the other Credit Parties, the Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of September 23, 2011 (as the same has been and hereafter may further be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Borrower has requested modifications to the Credit Agreement; and

WHEREAS, in light of such requests, on the terms and subject to the conditions set forth herein, the Agent and the Lenders have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Amendments to Credit Agreement.  Effective as of the Effective Time (as defined below), the Credit Agreement is hereby amended as follows:

(a)                                 Section 4.12 of the Credit Agreement is hereby amended by deleting subsection (a) thereof in its entirety and substituting the following therefor:

“(a)                           Effective Leverage Ratio.  As the last day of each Fiscal Quarter for the Measurement Period set forth in the table below, Borrower and the Subsidiary Guarantors must have an Effective Leverage Ratio of not more than the maximum ratio set forth in the table below opposite such Measurement Period:

Ending Date	Maximum Leverage Ratio

Fiscal Quarter 1, 2014 through the last day of Fiscal Quarter 2, 2014	5.85 to 1.00

Fiscal Quarter 3, 2014	5.80 to 1.00

Fiscal Quarter 4, 2014 through the last day of Fiscal Quarter 4, 2015	5.75 to 1.00

Fiscal Quarter 1, 2016 and the last day of each Fiscal Quarter thereafter	5.50 to 1.00”

(b)                                 Section 11.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in applicable alphabetical order:

“Applicable Multiple” means, (a) for the period commencing on the Fifth Amendment Effective Date through the second to last day of Fiscal Quarter 3, 2014, 4.25; (b) for the period commencing on the last day of Fiscal Quarter 3, 2014 through the second to last day of Fiscal Quarter 4, 2014, 4.15; (c) for the period commencing on the last day of Fiscal Quarter 4, 2014 through the second to last day of Fiscal Quarter 1, 2016, 4.00; and (d) the last day of Fiscal Quarter 1, 2016 and thereafter, 3.75.

“Fifth Amendment Effective Date” means January 31, 2014.

(c)                                  Exhibit 11.1(b) of the Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting the revised Exhibit 11.1(b) attached hereto as Exhibit A therefor.

Section 2.                                           Conditions to Effectiveness of this Amendment.  Notwithstanding anything to the contrary set forth herein, this Amendment shall become effective upon satisfaction in a manner reasonably satisfactory to the Agent of each of the following conditions (such time, the “Effective Time”):

(a)                                 the delivery to the Agent of a counterpart of this Amendment executed by Borrower, the other Credit Parties, the Agent and the Lenders;

(b)                                 the accuracy of the representations and warranties contained in Section 3 hereof; and

(c)                                  no Default or Event of Default exists or will arise as a direct result of this Amendment.

Section 3.                                           Representations and Warranties.  Each Credit Party hereby represents and warrants to Agent, each Lender and each other Secured Party that before and after giving immediate effect to this Amendment and the funding of the Loans and other financial accommodations set forth herein:

(a)                                 the representations and warranties set forth in the Credit Agreement and the other Loan Documents, in each case as amended by or in connection with this Amendment, are true and correct in all material respects, except for such representations and/or warranties that expressly relate to an earlier date (in which event such representations and/or warranties are true and correct in all material respects as of such earlier date);

(b)                                 each of the Borrower and the other Credit Parties has full right and authority to enter to execute, deliver and perform its obligations under this Amendment, and the Credit Agreement, as amended hereby;

(c)                                  the execution, delivery and performance by the Borrower and the other Credit Parties of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by the such Person;

(d)                                 the execution, delivery and performance by such Person of this Amendment and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated by this Amendment and the Credit Agreement, as amended hereby, in each case, do not and will not (i) contravene or constitute a default under (i) any provision of law or any judgment, injunction, order or decree binding upon the Borrower, the other Credit Parties or any Subsidiary, if any, in each case where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (x) any provision of the organizational documents (e.g., charter, articles of incorporation, by-laws, articles of association, operating agreement, partnership agreement or other similar document) of the Borrower, the other Credit Parties or any Subsidiary, (y) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower, the other Credit Parties or any Subsidiary or any of its Property, in each case, where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (iii) result in the creation or imposition of any Lien on any Property of the Borrower, the other Credit Parties or any Subsidiary other than the Liens granted in favor of the Agent pursuant to the Collateral Documents;

(e)                                  this Amendment and the Credit Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of the Borrower and the other Credit Parties, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(f)                                   no Default or Event of Default exists or will arise as a direct result of this Amendment.

Section 4.                                           Reference and Effect on the Credit Documents.

(a)                                 On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b)                                 The Credit Agreement and each of the other Loan Documents, as specifically amended or otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified, confirmed and reaffirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  The Credit Agreement and the other Loan Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d)                                 Except as expressly set forth herein, nothing contained in this Amendment and no action by, or inaction on the part of, any Lender or the Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Loan Document.

(e)                                  This Amendment is a Loan Document.

Section 5.                                           Governing Law and Jurisdiction.

(a)                                 Governing Law.  The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).

(b)                                 Submission to Jurisdiction.  Any legal action or proceeding with respect to any Loan Document shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, the Borrower and each other Credit Party executing this Agreement hereby accepts for itself and in respect of its Property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing in this Agreement shall limit the right of Agent to commence any proceeding in the federal or state courts of any other jurisdiction to the extent Agent determines that such action is necessary or appropriate to exercise its rights or remedies under the Loan Documents.  The parties hereto (and, to the extent set forth in any other Loan Document, each other Credit Party) hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

Section 6.                                           Miscellaneous.

(a)                                 No Waiver, Etc.  Except as otherwise expressly set forth herein, nothing in this Amendment is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of the Agent or any Lender arising under the Credit Agreement, any of the other Loan Documents or applicable law. The failure of the Agent or any Lender at any time or times hereafter to require strict performance by any Credit Party or any other Person obligated under any Loan Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of the Agent or any Lender hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver.  Except as otherwise expressly set forth herein, no waiver by the Agent or any Lender of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time.  All terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect, except to the extent expressly modified by this Amendment.

(b)                                 Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Amendment signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(c)                                  Severability.  The invalidity, illegality or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.

(d)                                 No Third Party Beneficiaries.  This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns.  No Person other than the parties hereto, their respective successors and assigns and any other Lender shall have rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

(e)                                  Section Titles.  The section and subsection titles contained in this Amendment are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Agent and the Lenders, on the one hand, and the Borrower and the other Credit Parties on the other hand.  Any reference in this Amendment to any “Section” refers, unless the context otherwise indicates, to a section of this Amendment.

Section 7.                                           Continued Effectiveness; No Novation.  Anything contained herein to the contrary notwithstanding, neither this Amendment nor any of the Loan Documents executed in connection herewith is intended to or shall serve to effect a novation of the Obligations under the Credit Agreement and the other Loan Documents.  Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is evidenced by the Credit Agreement, as amended hereby, the notes, if any, provided for therein and secured by the Collateral.  Borrower and each other Credit Party acknowledges and confirms that it has no defense, set off, claim or counterclaim against the Agent and the Lenders with regard to the indebtedness, liabilities and obligations created under the Credit Agreement and the liens and security interests granted pursuant to the Loan Documents secure the indebtedness, liabilities and obligations of the Borrower and the other Credit Parties to the Agent, the Lenders and other Secured Parties under the Credit Agreement, as amended hereby, and the other Loan Documents and that the term “Obligations” as used in the Loan Documents (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrower and/or the other Credit Parties to the Agent, the Lenders and the other Secured Parties) includes, without limitation, the indebtedness, liabilities and obligations of the Borrower and the other Credit Parties under the Credit Agreement and the other Loan Documents, in each case, as amended by, or executed and/or delivered in connection with, this Amendment, as the each of the foregoing further may be amended, modified, supplemented and/or restated from time to time.  The Loan Documents (other than the Credit Agreement, which is amended in its entirety pursuant hereto) and all agreements, instruments and documents executed and/or delivered in connection with any of the foregoing shall each be deemed to be amended to the extent necessary to give effect to the provisions of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

BORROWER:

ZOE’S KITCHEN USA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

CREDIT PARTIES:

ZOE’S KITCHEN, INC., a Delaware corporation

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

SOHO FRANCHISING, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S ARIZONA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S COLORADO, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

Fifth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

ZOE’S FLORIDA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S KITCHEN HOLDING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S LOUISIANA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S MARYLAND, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S RESTAURANTS NASHVILLE, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

Fifth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

ZOE’S NORTH CAROLINA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S OKLAHOMA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOË’S RESTAURANTS, L.L.C, an Alabama limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S SOUTH CAROLINA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S TEXAS, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

Fifth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

ZK TEXAS BEVERAGES, LLC, a Texas limited liability company

By:	/s/ Kevin Miles
Name:	Kevin Miles
Title:	CEO

ZK TEXAS HOLDINGS, LLC, a Texas limited liability company

By:	/s/ Kevin Miles
Name:	Kevin Miles
Title:	CEO

ZK TEXAS MANAGEMENT, LLC, a Texas limited liability company

By:	/s/ Kevin Miles
Name:	Kevin Miles
Title:	CEO

ZOE’S VIRGINIA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S ANNAPOLIS, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

Fifth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

ZOE’S NEW JERSEY, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S PENNSYLVANIA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

Fifth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender

By:	/s/ Daniel Nunes
Name:	Daniel Nunes
Its:	Duly Authorized Signatory

GE CAPITAL BANK, a Utah industrial loan corporation, formerly known as GE Capital Financial Inc., as a Lender

By:	/s/ Daniel Nunes
Name:	Daniel Nunes
Its:	Duty Authorized Signatory

REGIONS BANK, as a Lender

By:	/s/ Jake Nash
Name:	Jake Nash
Its:	Managing Director

Fifth Amendment to Credit Agreement